AMENDMENT NO. 12 TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

           BY THIS AMENDMENT NO. 12 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment") dated as of May 1 ,1996, PATTEN RECEIVABLES FINANCE
CORPORATION VI, a Delaware corporation ("Borrower"), and FINOVA CAPITAL CORPORATION (fka Greyhound Financial Corporation), a Delaware corporation ("Lender"), for good and valuable consideration, the receipt of which is hereby acknowledged, hereby confirm and agree as follows:


                                                                        ARTICLE
                                                                           1


                                                                   INTRODUCTION

           1.1 Lender, as successor-in-interest to Greyhound Real Estate Finance Company, an Arizona corporation, and Borrower are parties to that Amended and Restated Loan and Security Agreement dated as of January 9, 1990, as amended by a June 12,1990 letter amendment, a July 18, 1990 letter amendment, an August 31, 1990 Amendment No. 1 to the Amended and Restated Loan and Security Agreement, a November 19, 1990 letter agreement, a March 23, 1991 Amendment No. 2 to the Amended and Restated Loan and Security Agreement, a November 21, 1991 Amendment No.3 to the Amended and Restated Loan and Security Agreement, a January 30, 1992 Amendment No.4 to the Amended and Restated Loan and Security Agreement, a May 11, 1992 letter agreement. an October, 1992 Amendment No. 5 to the Amended and Restated Loan and Security Agreement. a December 14, 1992 letter agreement, a May 12, 1993 Amendment No. 6 to the Amended and Restated Loan and Security Agreement, a February 18, 1994 Amendment No. 7 to the Amended and Restated Loan Agreement, a March 25,1994 Amendment No. 8 to Amended and Restated Loan and Security Agreement, a June 29, 1994, Amendment No. 9 to Amended and Restated Loan and Security Agreement, a December 14, 1994 Amendment No. 10 to Amended and Restated Loan and Security Agreement, and an October 31, 1995 Amendment No. 11 to Amended and Restated Loan and Security Agreement (collectively, the "Agreement").

           1.2 Borrower and Lender wish to amend the Agreement, among other ways, to provide an aggregate funding limitation with respect to this and other credit facilities from Lender to Borrower and its affiliates, as more fully provided below.

                                                                       ARTICLE
                                                                        2


                                                                     AGREEMENT

           2.1 Except as otherwise defined herein or unless the context otherwise requires, capitalized terms used in this Amendment shall have the meaning given to them in the Loan Agreement.


960430\1350.dgrieme,193101
            its place:
                      2.2    The Loan Agreement is amended as follows:

                             (a) Paragraph 9.12(e) is deleted in its entirety
                              and the following is substituted in

     "(e) Notwithstanding anything in this Agreement to the contrary, in no event shall Lender have any obligation to make any Advance if, after giving effect to such Advance, the sum of the then outstanding principal balances of
(i) the Loan,  (ii) the Land  Inventory  Credit  Facility (as defined below) and
(iii) the PSI Loan (as defined below) would exceed Twenty Million Dollars ($20,000,000). For the purposes of this paragraph, the term "Land Inventory Credit Facility" shall mean the credit facility under that Credit Facility Agreement dated as of December 14, 1994, between Bluegreen Corporation (fka Patten Corporation) ("Bluegreen") and Lender, pursuant to which Lender has agreed to extend to Bluegreen and/or its wholly-owned subsidiaries a revolving line of credit in an aggregate amount not to exceed Five Million Dollars ($5,000,000), as it may be from time to time renewed, amended, restated or replaced; and the term "PSI Loan" shall mean the credit facility under that Loan Agreement dated as of , 1996, between Properties of the Southwest Inc. ("PSI"), a wholly-owned subsidiary of Bluegreen, and Lender, pursuant to which Lender has agreed to extend to PSI an acquisition loan in an aggregate amount not to exceed Three Million Eight Hundred Thousand Dollars ($3,800,000), as it may be from time to time renewed, amended, restated or replaced.

     2.3 Borrower confirms and restates to Lender as of the date hereof all its representations and warranties set forth in the Agreement, as amended hereby, and the other documents executed by Borrower evidencing, securing or otherwise pertaining to the Loan ("Documents"). Borrower represents and warrants to Lender that since June 29, l994, except for such changes shown in the documents delivered to Lender pursuant to paragraph 2.6(e) and any changes to advertising materials in conformance with applicable law, there have been no material changes to the documents used in connection with the sale of Parcels or the governance of the Projects. Borrower agrees that all liens and security interests granted by it in the Documents are reaffirmed for the benefit of Lender. Borrower further acknowledges that Lender has performed and is not in default of its Obligations under the Documents and that there are no offsets, defenses or counter-claims with respect to any of its Obligations under the Documents.

                    2.4 Borrower will execute and deliver such further instruments and do such things as in the sole and absolute judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith, including, without limitation, amendments to security loan documents and financing statements.

                    2.5 This Amendment may not be amended or otherwise modified except in a writing duly executed by the parties hereto.

             960430\1350.dgrieme.193101
                    2

                     2.6 If any one or more of the provisions of this Amendment is held to be invalid, illegal or unenforceable in any respect or for any reason (all of which invalidating laws are waived to the fullest extent possible), the validity, legality and enforceability of any remaining portions of such provision(s) in every other respect and of the remaining provision(s) of this Amendment shall not be in any respect impaired. In lieu of each such unenforceable provision, there shall be added automatically as a part of this Amendment a provision that is legal, valid and enforceable and is similar in terms to such unenforceable provisions as may be possible.

                     2.7 This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and this Amendment and the Documents, as amended hereby, supersedes all prior written or oral understandings and agreements between the parties in connection with its subject matter.


                     reference.
                     2.8 All Schedules and Exhibits referred to herein are herein incorporated by this

                    2.9  This   Amendment  may  be  executed  in  one  or  more
                     counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.

                     2.10 Borrower and Lender hereby ratify and confirm the Loan Agreement, as amended hereby, in all respects; and, except as expressly amended hereby, the Loan Agreement shall remain in full force and effect.

                    2.11 Lender's address for notice purposes is changed to the following:

                                             FINOVA CAPITAL CORPORATION

                                      Scottsdale Financial Center
                                      7272 E. Indian School Road, Suite 410
                                      Scottsdale,Arizona 85251

            A copy of all notices to be sent to Lender shall be addressed to each of the following at the above address:

                    (a) Vice President - Portfolio Management, Real Estate Group; and

                    (b)    Vice President - Group Counsel.




                     960430\1350.dgrieme.193101